UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2016

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed by Hill International, Inc. with the Securities and Exchange Commission on January 27, 2016 (the “Original 8-K”), amends Item 5.03 of the Original 8-K to correct a typographical error.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item (ii) of the seventh bullet point under Item 5.03 of the Original 8-K regarding revisions to the advance notice period under Article III, Section 3 of the Bylaws is hereby restated in its entirety as follows: “(ii) require that a stockholder desiring to put forward a nomination to be acted upon at the annual meeting must do so no later than the close of business on the 90th day, and no earlier than the close of business on the 120th day, prior to the first anniversary of the previous year’s annual meeting,”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: February 8, 2016	Title:	Senior Vice President and General Counsel